UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 29, 2013

NOVAVAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9920 Belward Campus Drive Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 268-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

On October 29, 2013, Novavax, Inc. (the “Company”) entered into an amendment (“Amendment No. 3”) to its Master Services Agreement (“Agreement”) with Cadila Pharmaceuticals Limited (“Cadila”) dated as of March 31, 2009. Amendment No. 3 permits Cadila to provide certain services to the Company through CPL Biologicals Private Limited (“CPLB”), the joint venture between the Company and Cadila. The remainder of the Agreement remains unchanged.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3, attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No 3 to Master Services Agreement by and between Novavax, Inc. and Cadila Pharmaceuticals Limited, dated October 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Novavax, Inc. (Registrant)

Date: October 30, 2013	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No 3 to Master Services Agreement by and between Novavax, Inc. and Cadila Pharmaceuticals Limited, dated October 29, 2013.